                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549

                                   SCHEDULE 13E-3/A
                                   (Amendment No.1)

                           RULE 13E-3 TRANSACTION STATEMENT
          (PURSUANT TO SECTION 13(E) OF THE SECURITIES EXCHANGE ACT OF 1934)

                               XPEDITE SYSTEMS, INC.
     -------------------------------------------------------------------------
                                (Name of the Issuer)

                    XPEDITE SYSTEMS, INC., ROY B. ANDERSEN, JR.,
        ROBERT S. VATERS, MAX A. SLIFER, DENNIS SCHMALTZ and VINCENT DEVITA
     -------------------------------------------------------------------------
                       (Names of Person(s) Filing Statement)

                            COMMON STOCK, $.01 PAR VALUE
     -------------------------------------------------------------------------
                           (Title of Class of Securities)

                                       983929
     -------------------------------------------------------------------------
                       (CUSIP Number of Class of Securities)


Roy B. Andersen, Jr.                     With a copy to:
President and Chief Executive Officer    Neil A. Torpey, Esq.
Xpedite Systems, Inc.                    Paul, Hastings, Janofsky & Walker LLP
One Industrial Way West                  399 Park Avenue
Eatontown, NJ  07724                     New York, NY  10022
(732) 389-3900                           (212) 318-6000

   -------------------------------------------------------------------------
(Name, Address and Telephone Number of Person Authorized to Receive Notices and
            Communications on Behalf of Person(s) Filing Statement)

This statement is filed in connection with (check the appropriate box):

/X/      a.   The filing of solicitation materials or an information statement subject to Regulation 14A, Regulation 14C or Rule 13e-3(c) under the Securities Exchange Act of 1934.

/ /      b.   The filing of a registration statement under the Securities Act of 1933.

/ /      c.   A tender offer.

/ /      d.   None of the above.

/X/ Check the following box if the soliciting materials or information statement referred to in checking box (a) are preliminary copies:

                              CALCULATION OF FILING FEE

Transaction valuation: $219,063,401         Amount of filing fee: $43,813

/X/      Check box if any part of the fee is offset as provided by Rule 0-11
         (a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

Amount Previously Paid: $43,813
Form or Registration No.:    Schedule 14A
Filing Party: Xpedite Systems, Inc.
Date Filed:   September 18, 1997
INSTRUCTION:    Eight copies of this statement, including all exhibits, should be filed with the Commission.

                                     INTRODUCTION


         This Rule 13e-3 Transaction Statement (the "Statement") relates to the Agreement and Plan of Merger dated as of August 8, 1997 (the "Merger Agreement") between Xpedite Systems, Inc., a Delaware corporation ("Xpedite" or the "Company"), and Xpedite Acquisition Corp., a Delaware corporation ("Acquisition Corp."), whose stockholders, as of the date hereof, include UBS Capital II LLC, Fenway Partners, Inc. and certain of their affiliates (collectively, the "Investors"). A copy of the Merger Agreement is attached as Appendix A to the Proxy Statement\Prospectus filed by the Company (the "Proxy Statement") and is attached hereto as Exhibit (d)(1).

         The Merger Agreement provides, among other things, for the merger of Acquisition Corp. into the Company (the "Merger") with the Company continuing as the surviving corporation (the "Surviving Corporation"). In the Merger,
(i) each outstanding share of common stock, par value $0.01 per share (the "Common Stock"), of the Company will be converted into (a) the right to receive $23.25 in cash or (b) at the election of each stockholder and subject to the limitations described below, one share of common stock, par value $0.01 per share, of the Surviving Corporation (the "Surviving Corporation Common Stock") (except that any shares held in the Company's treasury will be canceled and any stockholder who properly dissents from the Merger will be entitled to appraisal rights under Delaware law); (ii) each outstanding share of Class B Common Stock, par value $0.01 per share (the "Class B Common Stock") of the Company will be converted into a share of Surviving Corporation Common Stock; and (iii) each share of Acquisition Corp. Common Stock will be converted into a share of Surviving Corporation Common Stock.

         Prior to the Merger, the Management Stockholders (as defined below) will exchange 643,569 shares of Common Stock for the same number of shares of Class B Common Stock, 322,709 of which will be acquired by the Investors for a price per share equal to $23.25 immediately prior to the Merger and the remainder of which will be retained by such Management Stockholders, and, immediately prior to the Merger, the Investors will purchase from the Company 2,162,183 shares of Class B Common Stock for a purchase price per share of $23.25. All such shares of Class B Common Stock will be converted into Surviving Corporation Common Stock in the Merger. As a result of the Merger and these related transactions, immediately following the Merger, the Investors will own approximately 82% of the outstanding Surviving Corporation Common Stock, the Management Stockholders will own approximately 11% of the outstanding Surviving Corporation Common Stock and stockholders other than the Management Stockholders will own the remaining approximately 7%. The Investors have advised the Company that they expect one or more institutional investors to acquire a portion of the Investors' Surviving Corporation Common Stock at the time of consummation of the Merger or thereafter.

         A stockholder may elect to retain all, but not less than all, the shares of Common Stock held by such stockholder by 5:00 p.m. Eastern time on the second business day preceding the special meeting to which the Proxy Statement relates. If no election is made, a stockholder will receive the cash consideration for such stockholder's shares of Common Stock. A stockholder who elects to retain shares will be required to enter into a stockholders agreement (the "Stockholders Agreement") with the other stockholders of the Surviving Corporation. The Stockholders Agreement contains restrictions on the ability of stockholders to transfer shares of Surviving Corporation
Common Stock and provides the Surviving Corporation and the Investors with a right of first refusal, with respect to proposed transfers by stockholders other than the Investors, to purchase shares of Surviving Corporation Common Stock at the price offered therefor by a third party. In addition, the Stockholders Agreement also provides that the Investors will have "drag-along" rights and stockholders who elect to retain shares will have certain "tag-along" rights. Stockholders who elect to retain shares will also have certain "piggy-back" registration rights with respect to shares of Surviving Corporation Common Stock. A copy of the form of such Stockholders Agreement is attached as Appendix D to the Proxy Statement.

         In order to have the Merger treated as a "recapitalization" for financial reporting purposes, Acquisition Corp. is requiring that (i) the Management Stockholders exchange an aggregate of 643,569 shares of Common Stock for shares of Class B Common Stock prior to the Merger, of which 322,709 shares of Class B Common Stock will be acquired by the Investors for a price per share equal to $23.25 immediately prior to the Merger and the remainder of which will be retained by the Management Stockholders and (ii) existing stockholders of the Company (other than the Management Stockholders) retain an aggregate of 205,000 shares of Common Stock. In the event holders of more than 205,000 shares of Common Stock (other than the Management Stockholders) elect to retain their shares, the number of shares to be retained by such stockholders will be reduced on a pro rata basis to an aggregate of 205,000 shares of Common Stock and such stockholders will receive $23.25 per share in cash for the balance of their shares of Common Stock. If holders of fewer than 205,000 shares of Common Stock (other than the Management Stockholders) elect to retain their shares, certain stockholders have agreed with Acquisition Corp. to retain an aggregate of 205,000 shares minus the number of shares that other stockholders (other than the Management Stockholders) have elected to retain. It is the Company's intention to delist the Common Stock from the Nasdaq Stock Market's National Market following the Merger and not to list the Surviving Corporation Common Stock on any other national securities exchange or quotation system. Such delisting is likely to have a material adverse effect on the trading market for and liquidity of, and may have a material adverse effect on the value of, shares of Surviving Corporation Common Stock.

         The following cross reference sheet shows the location of certain information in the preliminary Proxy Statement relating to the Merger filed by the Company with the Securities and Exchange Commission. The information in the preliminary Proxy Statement, including all appendices thereto, is hereby expressly incorporated herein by reference and the responses to each item of this Statement are qualified in their entirety by the provisions of the preliminary Proxy Statement. The Proxy Statement will be completed and, if appropriate, amended prior to the time it is first sent or given to stockholders. This Statement will be amended to reflect such completion or amendment of the Proxy Statement.

                                Cross Reference Sheet
                                ---------------------
                (Pursuant to General Instruction F to Schedule 13E-3)



Schedule 13E-3
Item Number and Caption                Location in the Proxy Statement
-----------------------                -------------------------------

Item 1.  Issuer and Class of
         Security Subject to the
         Transaction.

         (c)                           "MARKET PRICES OF COMMON STOCK."

         (d)                           "MARKET PRICES OF COMMON STOCK."

Item 2.  Identity and Background.

         (a)-(d) and (g)               "MANAGEMENT."

Item 3.  Past Contracts,
         Transactions or Negotiations.

         (a) and (b)                   "Special Factors -- Background of the
                                       Merger," "--Opinion of Financial
                                       Advisor," "--Interests of Certain Persons in the Merger," and "THE STOCKHOLDERS
                                       AGREEMENT."

Item 4.  Terms of the Transaction.

         (a)and (b)                    "Special Factors -- Interests of Certain
                                       Persons in the Merger," "THE MERGER AND
                                       THE MERGER AGREEMENT" and "THE
                                       STOCKHOLDERS AGREEMENT."

Item 5.  Plans or Proposals of
         the Issuer or Affiliate.

         (c) "Risk Factors -- Control by Stockholders of Acquisition Corp.," "Special Factors -- Interests of Certain Persons in the Merger" and "Management."

         (d) "PRO FORMA CAPITALIZATION," "UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS" and "MERGER FINANCINGS."

         (f) and (g)                   "Risk Factors -- Delisting of Common
                                       Stock on the Nasdaq National Market,"
                                       and "-- Termination of Exchange Act
                                       Reporting."

Schedule 13E-3
Item Number and Caption                Location in the Proxy Statement
-----------------------                -------------------------------

Item 6.  Source and Amount of
         Funds or Other Consider-
         ation.

         (a)and (c)                    "MERGER FINANCINGS."

Item 7.  Purpose(s), Alternatives,
          Reasons and Effects.

         (a), (b), (c) and (d)         "Special Factors -- Background of the
                                       Merger," "-- Recommendation of Board;
                                       Reasons for the Merger,"  "-- Material
                                       Federal Income Tax Consequences," and
                                       "UNAUDITED PRO FORMA
                                       CONDENSED CONSOLIDATED FINANCIAL
                                       STATEMENTS."

Item 8.  Fairness of the Transaction.

         (a), (b), (d) and (e)         "Special Factors -- Background of the
                                       Merger," "-- Recommendation of Board;
                                       Reasons for the Merger" and "-- Opinion
                                       of Financial Advisor."

         (c)                           "The Special Meeting -- Vote Required;
                                       Revocability of Proxies."

Item 9.  Reports, Opinions,
         Appraisals and Certain
         Negotiations.

         (a) and (b)                   "Special Factors -- Background of the
                                       Merger," "-- Opinion of Financial
                                       Advisor" and "Appendix C -- Merrill
                                       Lynch Opinion."

Item 10. Interest in Securities of
         the Issuer.

         (a)                           "SECURITY OWNERSHIP OF CERTAIN
                                       BENEFICIAL OWNERS AND MANAGEMENT."

Item 11. Contracts, Arrangements or
         Understandings with Respect
         to the Issuer's Securities    "Special Factors -- Interests of Certain
                                       Persons in the Merger" and "CERTAIN
                                       RELATIONSHIPS AND TRANSACTIONS."
Item 12. Present Intention and
         Recommendation of Certain
         Persons with Regard to the
         Transaction.

         (a)and (b)                    "Special Factors -- Recommendation
                                       of Board; Reasons for the Merger,"
                                       "-- Interests of Certain Persons in
                                       the Merger" and "THE STOCKHOLDERS
                                       AGREEMENT."

Schedule 13E-3
Item Number and Caption                Location in the Proxy Statement
-----------------------                -------------------------------

Item 13. Other Provisions of
         the Transaction.

         (a)                           "APPRAISAL RIGHTS."

Item 14. Financial Information.

         (a) "SELECTED HISTORICAL CONSOLIDATED FINANCIAL DATA," "RATIO OF EARNINGS TO FIXED CHARGES" and "INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE."

         (b)                           "UNAUDITED PRO FORMA CONDENSED
                                       CONSOLIDATED FINANCIAL STATEMENTS."


Item 15. Persons and Assets Employed,
          Retained or Utilized.

         (a) "Special Factors -- Interests of Certain Persons in the Merger" and "MERGER FINANCINGS."

         (b)                           "The Special Meeting -- Solicitation of
                                       Proxies."

                                    SCHEDULE 13E-3


ITEM 1.  ISSUER AND CLASS OF SECURITY SUBJECT TO THE TRANSACTION.

         (a). The issuer of the class of equity securities which is the subject of this Statement is Xpedite Systems, Inc., whose principal executive offices are located at One Industrial Way West, Eatontown, New Jersey 07724.

         (b). The title of the equity securities which are the subject of the Rule 13e-3 transaction is common stock, par value $0.01 per share ("Common Stock"), and approximately 9,064,500 shares of such Common Stock were outstanding as of October 27, 1997. Xpedite had approximately 144 stockholders of record as of October 27, 1997.

         (c). The information set forth in the Section "MARKET PRICES OF COMMON STOCK" of the Proxy Statement is incorporated herein by reference.

         (d). The information set forth in the Section "MARKET PRICES OF COMMON STOCK" of the Proxy Statement is incorporated herein by reference.

         (e). Pursuant to a prospectus dated August 15, 1996, the Company made an underwritten public offering (the "Secondary Offering") of an aggregate of 828,000 shares of Common Stock (including the sale of 108,000 shares of Common Stock pursuant to the exercise of an over-allotment option by the underwriters of the Secondary Offering) at a price of $18.75 per share. The aggregate proceeds received by the Company in connection with the Secondary Offering (net of underwriting discounts and commissions) was $11,207,900, based on the sale by the Company of 632,500 shares of Common Stock. The remaining shares of Common Stock sold in the Secondary Offering were sold by certain selling stockholders of the Company.

         (f). Not applicable.

ITEM 2.  IDENTITY AND BACKGROUND.

         (a)-(d) and (g).   This Statement is being filed by (i) Xpedite
Systems, Inc., the issuer of the class of equity securities which is the subject of this Rule 13e-3 transaction and (ii) the Management Stockholders. The information set forth in the Section "MANAGEMENT" in the Proxy Statement and incorporated herein by reference. All of the Management Stockholders are citizens of the United States.

         (e) and (f).   None of the persons or entities with respect to whom
information is required by this item was, during the last five years, convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or was a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining further violations of, or prohibiting activities, subject to, federal or state securities laws or finding of any violation of such laws.


ITEM 3.  PAST CONTACTS, TRANSACTIONS OR NEGOTIATIONS.

         (a) and (b).   The information set forth in the Sections "Special
Factors -- Background of the Merger," "-- Opinion of the Financial Advisor," "-- Interests of Certain Persons in the Merger," and "THE STOCKHOLDERS AGREEMENT" of the Proxy Statement is incorporated herein by reference.

ITEM 4.  TERMS OF THE TRANSACTION.

         (a) and (b). The information set forth in the Sections "Special Factors -- Interests of Certain Persons in the Merger," "THE MERGER AND THE MERGER AGREEMENT" and "THE STOCKHOLDERS AGREEMENT" of the Proxy Statement is incorporated herein by reference.

ITEM 5.  PLANS OR PROPOSALS OF THE ISSUER OR AFFILIATE.

         (a) and (e). The Company currently owns a 19.9% interest in Xpedite Systems GmbH ("XSG"). In addition, the Company has an option to purchase an additional 17.1% of XSG held by a significant shareholder of XSG for a nominal purchase price. The Company is currently in negotiations with the shareholders of XSG for the purchase of a majority of the shares of XSG not currently owned by the Company or subject to the aforementioned option. There can be no assurance that such purchase will be consummated.

         (b). Not applicable.

         (c). The information set forth in the Sections "Risk Factors -- Control by Stockholders of Acquisition Corp.," "Special Factors -- Interests of Certain Persons in the Merger" and "MANAGEMENT" of the Proxy Statement is incorporated herein by reference.

         (d). The information set forth in the Sections "Risk Factors -- Substantial Leverage; Stockholders' Deficit; Liquidity," "PRO FORMA CAPITALIZATION," and "UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS" and "MERGER FINANCINGS" of the Proxy Statement is incorporated herein by reference.

         (f) and (g). The information set forth in the Sections "Risk Factors -- Delisting of Common Stock on the Nasdaq National Market," and
"-- Termination of Exchange Act Reporting" of the Proxy Statement is incorporated herein by reference.


ITEM 6.  SOURCE AND AMOUNT OF FUNDS OR OTHER CONSIDERATION.

         (a) and (c). The information set forth in the Section "MERGER FINANCINGS" of the Proxy Statement is incorporated herein by reference. No plans or arrangements to finance or repay any borrowings used in connection with the Merger have been made.

         (b). The following table discloses the expenses estimated to be incurred by the Company in connection with the Merger. The Company will be responsible for paying all such expenses.

    Filing Fees                                 $____________________
    Legal Fees                                  $____________________
    Accounting Fees                             $____________________
    Printing expenses                           $____________________
    Fees incurred in connection with Merger
    Financings                                  $____________________


         (d). Not applicable.


ITEM 7.  PURPOSE(S), ALTERNATIVES, REASONS AND EFFECTS.

         (a), (b), (c) and (d). The information set forth in the Sections "Special Factors -- Background of the Merger," "-- Recommendation of Board; Reasons for the Merger," "-- Material Federal Income Tax Consequences," and "UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS" of the Proxy Statement is incorporated herein by reference.

ITEM 8.  FAIRNESS OF THE TRANSACTION.

         (a), (b), (d) and (e). The information set forth in the Sections "Special Factors -- Background of the Merger," "-- Recommendation of Board; Reasons for the Merger" and "-- Opinion of Financial Advisor" of the Proxy Statement is incorporated herein by reference. Roy B. Andersen, Jr., a director of the Company, did not attend or vote at the meeting of the Board of Directors at which the Merger was approved due to his participation with the Investors in the proposed merger transaction.

         (c). The information set forth in the Section "The Special Meeting -- Vote Required; Revocability of Proxies" of the Proxy Statement is incorporated herein by reference.

         (f). No such offer has been received.


ITEM 9.  REPORTS, OPINIONS, APPRAISALS AND CERTAIN NEGOTIATIONS

         (a) and (b). The information set forth in the Sections "Special Factors -- Background of the Merger," "-- Opinion of Financial Advisor," and "Appendix C - Merrill Lynch Opinion dated August 8, 1997" of the Proxy Statement is incorporated herein by reference.

         (c). The Opinion of Merrill Lynch, Pierce, Fenner & Smith Incorporated, dated August 8, 1997, is included in the information to be circulated to stockholders and shall also be made available for inspection and copying at the principal executive offices of the Company during its regular business hours by any interested stockholder of the Company or his or its representative who has been designated in writing. At the written request of such stockholder, a copy of such opinion will be sent, at the stockholder's expense, to such stockholder or his or its representative. The information set forth in "Exhibit (b)(2)" to this Statement will be made available for inspection and copying at the principal executive offices of the Company by any interested stockholder of the Company or his or its representative who has been designated in writing. At the written request of such a stockholder, a copy of that Exhibit will be sent, at the stockholder's expense, to such stockholder or his or its representatives.


ITEM 10. INTEREST IN SECURITIES OF THE ISSUER

         (a). The information set forth in the Section "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT" of the Proxy Statement is incorporated herein by reference.

         (b). Roy B. Andersen, Jr. exercised options to purchase 27,500 shares of Common Stock at an exercise price of $0.50 per share as of August 31, 1997.


ITEM 11. CONTRACTS, ARRANGEMENTS OR UNDERSTANDINGS WITH RESPECT TO THE ISSUER'S SECURITIES

         The information set forth in the Section "Special Factors -- Interests of Certain Persons in the Merger" and "CERTAIN RELATIONSHIPS AND TRANSACTIONS" of the Proxy Statement is incorporated herein by reference.

ITEM 12. PRESENT INTENTION AND RECOMMENDATION OF CERTAIN PERSONS WITH REGARD TO THE TRANSACTION

         (a) and (b). The information set forth in the Sections "Special Factors -- Recommendation of Board; Reasons for the Merger," "-- Interests of Certain Persons in the Merger" and "THE STOCKHOLDERS AGREEMENT" of the Proxy Statement is incorporated herein by reference.

ITEM 13. OTHER PROVISIONS OF THE TRANSACTION

         (a). The information set forth in the Section "APPRAISAL RIGHTS" of the Proxy Statement is incorporated herein by reference.

         (b) and (c).  Not applicable.


ITEM 14. FINANCIAL INFORMATION

         (a) The information set forth in the Sections "SELECTED HISTORICAL CONSOLIDATED FINANCIAL DATA," "RATIO OF EARNINGS TO FIXED CHARGES" and "INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE" of the Proxy Statement is incorporated herein by reference.

         (b). The information set forth in the Section "UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS" of the Proxy Statement is incorporated herein by reference.


ITEM 15. PERSONS AND ASSETS EMPLOYED, RETAINED OR UTILIZED

         (a). The information set forth in the Section "Special Factors -- Interests of Certain Persons in the Merger" and "MERGER FINANCINGS" of the Proxy Statement is incorporated herein by reference.

         (b). The information set forth in the Section "The Special Meeting -- Solicitation of Proxies" of the Proxy Statement is incorporated herein by reference.

ITEM 16. ADDITIONAL INFORMATION

         None.


ITEM 17. MATERIAL TO BE FILED AS EXHIBITS

Exhibit       Description

(a)           Commitment Letters with respect to financing for the Merger.*

(b)(1) Fairness Opinion of Merrill Lynch, Pierce, Fenner & Smith Incorporated dated August 8, 1997 is attached as Appendix C to Proxy Statement (Exhibit (d)).

(b)(2) Materials presented to the Board by Merrill Lynch, Pierce, Fenner & Smith Incorporated, as advisor to the Special Committee.*

(c)(1) Agreement and Plan of Merger dated as of August 8, 1997, by and between Xpedite and Acquisition Corp. is attached as Appendix A to Proxy Statement (Exhibit (d)).

(d)           Proxy Statement.

(e) Section 262 of the Delaware General Corporation Law Relating to Appraisal Rights is attached as Appendix E to Proxy Statement (Exhibit (d)).

-----------------
*  Previously filed.

                                      SIGNATURE

         After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this Statement is true, complete and correct as of October 31, 1997.


                             XPEDITE SYSTEMS, INC.

                             By:/s/ Roy B. Andersen, Jr.
                                ----------------------------------------
                                  Name:     Roy B. Andersen, Jr.
                                  Title:    President and Chief Executive
                                            Officer



                             /s/ Roy B. Andersen, Jr.
                             --------------------------------
                             Roy B. Andersen, Jr.


                             /s/ Robert S. Vaters
                             --------------------------------
                             Robert S. Vaters

                             /s/ Max A. Slifer
                             --------------------------------
                             Max A. Slifer


                             /s/ Dennis Schmaltz
                             --------------------------------
                             Dennis Schmaltz


                             /s/ Vincent DeVita
                             --------------------------------
                             Vincent DeVita

                                    EXHIBIT INDEX

                                                          Sequentially Numbered
Exhibit Number                              Exhibit               Page
--------------                              -------       ---------------------

(a)                Commitment Letters with respect to
                   financing for the Merger.*

(b)(1)             Fairness Opinion of Merrill Lynch,
                   Pierce, Fenner & Smith Incorporated
                   dated August 8, 1997 is attached as
                   Appendix C to Proxy Statement (Exhibit (d)).

(b)(2)             Materials presented to the Board by
                   Merrill Lynch, Pierce, Fenner & Smith
                   Incorporated, as advisor to the Special
                   Committee.*

(c)(1)             Agreement and Plan of Merger dated as
                   of August 8, 1997, by and between
                   Xpedite and Acquisition Corp. is
                   attached as Appendix A to Proxy
                   Statement (Exhibit (d)).

(d)                Proxy Statement.

(e)                Section 262 of the Delaware General
                   Corporation Law Relating to Appraisal
                   Rights is attached as Appendix E to
                   Proxy Statement (Exhibit (d)).

--------------------
*  Previously filed.